                                                                   EXHIBIT 10.11




                                      AVAYA
                            SUPPLEMENTAL PENSION PLAN




                                      Avaya
                                       and
                   Such of its Subsidiary Companies which are
                             Participating Companies

                            Effective October 1, 2000

                         AVAYA SUPPLEMENTAL PENSION PLAN

                                      AVAYA
                            SUPPLEMENTAL PENSION PLAN


                                TABLE OF CONTENTS



1. INTRODUCTION AND PURPOSE ...............................................       3

2. DEFINITIONS ............................................................       4
     ADMINISTRATOR ........................................................       4
     AFFILIATED CORPORATION ...............................................       4
     ANNUAL BASIC PAY .....................................................       4
     BENEFIT LIMITATION ...................................................       4
     BOARD ................................................................       4
     CODE .................................................................       4
     COMMITTEE ............................................................       5
     COMPANY ..............................................................       5
     COMPENSATION .........................................................       5
     COMPENSATION LIMITATION ..............................................       5
     DISABILITY ...........................................................       5

     ERISA ................................................................       5
     INTERCHANGE AGREEMENT ................................................       5
     INTERCHANGE COMPANY ..................................................       5
     LAWFUL SPOUSE ........................................................       5
     LONG TERM PLAN .......................................................       5
     MPA ..................................................................       6
     NORMAL RETIREMENT AGE ................................................       6
     OFFICER ..............................................................       6
     OFFICERS LONG TERM DISABILITY PLAN ...................................       6
     PARTICIPANT ..........................................................       6
     PARTICIPATING COMPANY ................................................       6
     PENSION PLAN .........................................................       6
     PLAN .................................................................       6
     RETIREMENT INCOME PLAN ...............................................       6
         SERVICE-BASED PROGRAM ............................................       6
         SHORT TERM AWARD .................................................       7
     SHORT TERM PLAN ......................................................       7
     SUBSIDIARY ...........................................................       7
     SURVIVING SPOUSE .....................................................       7
     TERM OF EMPLOYMENT ...................................................       7
     TRANSFERRED INDIVIDUAL ...............................................       7

3. EXCESS RETIREMENT BENEFIT ..............................................       8
     3.1. PARTICIPATION ...................................................       8
     3.2. AMOUNT OF EXCESS RETIREMENT BENEFIT .............................       8
     3.3. NO SURVIVING SPOUSE OR DESIGNATED BENEFICIARY ...................       8
     3.4. FUTURE BENEFIT ADJUSTMENTS ......................................       9
     3.5. DETERMINATION OF BENEFIT ........................................       9
     3.6. RELATIONSHIP TO OTHER PLANS .....................................       9

4. MINIMUM RETIREMENT OR SURVIVOR BENEFIT..................................      10


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                         AVAYA SUPPLEMENTAL PENSION PLAN


     4.1. PARTICIPATION ...................................................      11
     4.2. MINIMUM RETIREMENT BENEFIT ......................................      11
     4.3. SURVIVOR BENEFIT ................................................      11

5. BENEFIT PAYMENTS .......................................................      13
     5.1. COMMENCEMENT AND FORM OF BENEFITS ...............................      13
     5.2. FUTURE INCREASES ................................................      13
     5.3. TREATMENT DURING SUBSEQUENT EMPLOYMENT ..........................      13
     5.4. MANDATORY PORTABILITY AGREEMENT .................................      14
     5.5. FORFEITURE OF BENEFITS ..........................................      14

6. DISPOSITION OF PARTICIPATING COMPANY ...................................      15
     6.1. SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING COMPANY ...      15

7. SOURCE OF PAYMENT ......................................................      16
     7.1. SOURCE OF PAYMENTS ..............................................      16
     7.2. UNFUNDED STATUS .................................................      16
     7.3. FIDUCIARY RELATIONSHIP ..........................................      16

8. ADMINISTRATION OF THE PLAN .............................................      17
     8.1. ADMINISTRATION ..................................................      17
     8.2. INDEMNIFICATION .................................................      17
     8.3. CLAIMS PROCEDURE ................................................      17
     8.4. NAMED FIDUCIARIES ...............................................      18
     8.5. ROLE OF THE COMMITTEE ...........................................      18
     8.6. ALLOCATION OF RESPONSIBILITIES ..................................      18
     8.7. MULTIPLE CAPACITIES .............................................      18

9. AMENDMENT AND TERMINATION ..............................................      19
     9.1. AMENDMENT AND TERMINATION .......................................      19

10. GENERAL PROVISIONS ....................................................      20
     10.1. BINDING EFFECT .................................................      20
     10.2. NO GUARANTEE OF EMPLOYMENT .....................................      20
     10.3. TAX WITHHOLDING ................................................      20
     10.4. ASSIGNMENT OF BENEFITS .........................................      20
     10.5. FACILITY OF PAYMENT ............................................      20
     10.6. SEVERABILITY ...................................................      21
     10.7. PLAN YEAR ......................................................      21
     10.8. HEADINGS .......................................................      21
     10.9. GOVERNING LAW ..................................................      21
     10.10. ENTIRE PLAN ...................................................      21


APPENDIX A MID-CAREER PENSION BENEFIT .....................................      22




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                         AVAYA SUPPLEMENTAL PENSION PLAN


                                      AVAYA
                            SUPPLEMENTAL PENSION PLAN

      ADOPTED EFFECTIVE JANUARY 1, 1998, As Amended and Restated Effective
                                January 1, 2000

                                     ARTICLE
                                       1.
                            INTRODUCTION AND PURPOSE

         The Avaya Supplemental Pension Plan (the "Plan") is intended to constitute both (i) an unfunded "excess benefit plan" as defined in ERISA
Section 3(36), and (ii) an unfunded plan primarily for the purpose of providing deferred compensation and pension benefits for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         The Plan is intended to reward participants who have provided the Company with dedicated service during their employment and who, after termination of employment with the Company, continue to acknowledge a duty of loyalty to the Company and refrain from engaging in activities that are in conflict with or adverse to the interests of the Company. Such restrictions are necessary and reasonable to protect the Company's highly confidential and proprietary information, valuable goodwill, customer relationships and competitive position.

         The Plan is a successor to, and a restatement of, the Lucent Technologies Inc. Supplemental Pension Plan.

         The Plan applies only to Participants who terminate employment on or after January 1, 2000.

         Participation in the Mid-Career Pension Benefit described in Appendix A as a continuation of the Mid-Career Pension Plan shall be limited to these individuals categorized by the Company as Participants and Employees, within the meaning of Appendix A, as of December 31, 2000.




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                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       2.
                                   DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms have the meanings described below when used in this Plan and references to a particular Article or Section shall mean the Article or Section so delineated in this Plan.

ACCOUNT BALANCE PROGRAM

         The account balance program provisions of the Retirement Income Plan, applicable generally to eligible employees hired after December 31, 1998.

ADMINISTRATOR

         The Pension Plan Administrator under the Retirement Income Plan, or such other person or entity designated by the Company.

AFFILIATED CORPORATION

         Any corporation of which more than 50 percent of the voting stock is owned directly or indirectly by the Company.

ANNUAL BASIC PAY

         The annual base salary rate on the last day the Participant was on the active payroll plus an amount determined with reference to the Short Term Plan as described in the following sentence, but excluding all differentials regarded as temporary or extra payments and all awards and distributions under the Long Term Plan. For purposes of determining the Minimum Retirement and Survivor Benefit under Article 4, the amounts determined with reference to the Short Term Plan shall be the Participant's Target Award, as determined under the Short Term Plan, in effect at the time of the Participant's retirement, termination of employment or death.

BENEFIT LIMITATION

         The maximum benefit payable to a Participant under the Retirement Income Plan or the Pension Plan in accordance with Code Sections 415(b) and (e), but after application of the Compensation Limitation, if any, under the Retirement Income Plan or the Pension Plan.

         BOARD

         The Board of Directors of the Company.

         CODE

         The Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of Code includes any applicable regulations promulgated under that section.

         COMMITTEE

         The Avaya Employee Benefits Committee.


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                         AVAYA SUPPLEMENTAL PENSION PLAN


         COMPANY

         Avaya, a Delaware Corporation, or its successor.

         COMPENSATION

         "Compensation" shall have the meaning set forth in the Retirement Income Plan or the Pension Plan, as applicable, modified as set forth in this Plan.

         COMPENSATION LIMITATION

         The maximum amount of annual compensation under Code Section 401(a)(17) that may be taken into account in any Plan Year for benefit accrual purposes under the Retirement Income Plan or the Pension Plan.

         DISABILITY or DISABLED

         "Disability" or "Disabled" shall have the meaning set forth in the Avaya Long Term Disability Plan for Management Employees.

         ERISA

         The Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a particular section of ERISA includes any applicable regulations promulgated under that section.

         INTERCHANGE AGREEMENT

         "An Interchange Agreement" within the meaning of the Retirement Income Plan and the Pension Plan.

         INTERCHANGE COMPANY

         An "Interchange Company" within the meaning of the Retirement Income Plan and the Pension Plan.

         LAWFUL SPOUSE

         A person who is recognized as the lawful husband or lawful wife of a Participant under the laws of the state of the Participant's domicile, and who is a person whose consent is required pursuant to Section 417(a)(2)(A)(i) of the Code for purposes of an election under Section 417(a)(1)(A)(i) of the Code.

         LONG TERM PLAN

         The Avaya 2000 Long Term Incentive Program, the Avaya 2000 Long Term Incentive Plan for Management Employees, any other Avaya stock option plan sponsored as a result of a merger or acquisition, or a predecessor long term incentive plan.

         MPA

         The Mandatory Portability Agreement, effective January 1, 1985, between and among AT&T, Former Affiliates and certain other companies and which, in accordance with section

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                         AVAYA SUPPLEMENTAL PENSION PLAN


559 of the Tax Reform Act of 1984, provides for the mutual recognition of service credit and the transfer of benefit obligations for specified employees who terminate employment with one company signatory to such agreement and subsequently commence employment with another company signatory to such agreement.

         NORMAL RETIREMENT AGE

         "Normal Retirement Age" shall have the meaning set forth in the Retirement Income Plan or the Pension Plan, as applicable.

         OFFICER

         An employee of a Participating Company holding a position evaluated or classified above the "Executive" level by the Company, except that no employee who is assigned to such a position on a temporary basis after being notified in writing of the temporary status of such assignment shall be an "Officer" for any purpose under this Plan.

         OFFICERS LONG TERM DISABILITY PLAN

         The Lucent Technologies Inc. Officers Long Term Disability and Survivor Protection Plan, as amended from time to time.

         PARTICIPANT

         An individual who qualifies for an Excess Retirement Benefit under
Article 3, a Minimum Retirement or Survivor Benefit under Article 4, or a Mid-Career Pension Benefit under Appendix A.

PARTICIPATING COMPANY

         The Company and each of its subsidiaries that is a Participating Company for purposes of the Retirement Income Plan or the Pension Plan.

         PENSION PLAN

         The Avaya Pension Plan, as amended from time to time.

         PLAN

         This Avaya Supplemental Pension Plan.

         RETIREMENT INCOME PLAN

         The Avaya Retirement Income Plan, as amended from time to time, including the Service-Based Program and the Account Balance Program thereunder.



SERVICE-BASED PROGRAM

         The service-based program provisions of the Retirement Income Plan, applicable generally to eligible employees hired before January 1, 1999.



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                         AVAYA SUPPLEMENTAL PENSION PLAN


SHORT TERM AWARD

         The actual amount awarded (including any amounts deferred pursuant to the Avaya Deferred Compensation Plan) annually to a Participant pursuant to the Avaya Short Term Incentive Plan or predecessor short term incentive plans. Notwithstanding any other provision in this paragraph to the contrary, Short Term Awards, for purposes of the Plan, shall not include any amount paid or credited to a Participant in January, 1999. Furthermore, such awards shall not include any payments paid to a Participant in the form of Compensation or in lieu of Compensation after termination of employment except that the Committee may make reasonable assumptions, to be applied uniformly, regarding the amount of such payments to be included in the Short Term Award. Once made, any such decision of the Committee shall be conclusive and not subject to further review.

SHORT TERM PLAN

         The Avaya Short Term Incentive Plan or predecessor short term incentive plans covering Officers.

SUBSIDIARY

         Any corporation as to which more than 80% of the voting stock is owned directly or indirectly by the Company.

SURVIVING SPOUSE

         A deceased Participant's surviving Lawful Spouse who is eligible to receive a survivor annuity benefit under the Retirement Income Plan or the Pension Plan.

TERM OF EMPLOYMENT

         "Term of Employment" shall have the meaning set forth in the Retirement Income Plan or the Pension Plan, as applicable, except that for all purposes under the Mid-Career Pension Benefit, "Term of Employment" shall have the meaning set forth in Appendix A.

TRANSFERRED INDIVIDUAL

         A "Transferred Individual" within the meaning of the Employee Benefits Agreement between Lucent and the Company dated as of October 1, 2000.




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                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       3.
                            EXCESS RETIREMENT BENEFIT

         3.1.     PARTICIPATION

         "Participant" for purposes of the Excess Retirement Benefit under this
Article 3 shall mean an individual who is a Participant, Surviving Spouse or designated beneficiary under either the Retirement Income Plan or the Pension Plan if such individual's benefit payable under the Retirement Income Plan or the Pension Plan is limited by reason of the application of the Benefit Limitation and/or the Compensation Limitation.

         3.2.     AMOUNT OF EXCESS RETIREMENT BENEFIT

         (a) The amount, if any, of the Excess Retirement Benefit payable to a Participant, Surviving Spouse or designated beneficiary shall be equal to the excess of (i) over (ii), where:

                  (i) is the Participant's, Surviving Spouse's or designated beneficiary' pension benefit determined in accordance with the provisions of the Retirement Income Plan or the Pension Plan, except that for purposes of determining the Excess Retirement Benefit, the Benefit Limitation and the Compensation Limitation shall be disregarded and the amount of the Short Term Award and any deferrals of salary or Short Term Award made under the Avaya Deferred Compensation Plan shall be included in Compensation; and

                  (ii) is the amount of the pension benefit actually payable to such Participant, Surviving Spouse or designated beneficiary under the Retirement Income Plan or the Pension Plan.

         (b) The amount of the Excess Retirement Benefit payable as a result of the application of the Benefit Limitation under the Retirement Income Plan or the Pension Plan shall be determined based upon the Retirement Income Plan or the Pension Plan formula, as applicable, in effect (i) as of the date when benefits are to commence; or (ii) for benefits payable in the form of an annuity, as of the effective date of any subsequent increases or decreases in the Benefit Limitation, and as of the effective date of any special increases in the monthly benefit payable, prior to application of the Benefit Limitation, as a result of amendments to the Retirement Income Plan or the Pension Plan, whichever is applicable. Further, the amount of the Excess Retirement Benefit shall be reduced for commencement of the Excess Retirement Benefit prior to the date when the sum of the Participant's completed years and months of age and Term of Employment is less than 75 years and/or for the cost of the survivor annuity, if any, in the same manner as is set forth in the Retirement Income Plan or the Pension Plan, as applicable.

         3.3.     NO SURVIVING SPOUSE OR DESIGNATED BENEFICIARY

         If a Participant dies before the date as of which his or her benefit commences under the Service-Based Program or the Pension Plan, and he or she does not have a Surviving Spouse or designated beneficiary on his or her date of death, no Excess Retirement Benefit shall be paid with respect to such Participant. If the Participant dies before the date as of which his or her benefit commences under the Account Balance Program, the Excess Retirement Benefit shall be

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
                         AVAYA SUPPLEMENTAL PENSION PLAN


paid to the surviving spouse, if any; if there is no surviving spouse such benefit shall be paid to the beneficiary or beneficiaries designated under the Retirement Income Plan or, if there is no such designated beneficiary, to the Participant's estate.

     3.4.     FUTURE BENEFIT ADJUSTMENTS

         If a Participant has commenced receiving a service or disability pension under the Retirement Income Plan or the Pension Plan in the form of a joint and survivor annuity and his or her designated annuitant subsequently predeceases him or her, the Participant's Excess Retirement Benefit under this
Article 3 shall be calculated in accordance with Section 3.2 and thereafter paid, prospectively, by restoring the original cost of the joint and survivor annuity form of benefit under the Retirement Income Plan or the Pension Plan, whichever is applicable. Such adjustment shall be effective as of the first day of the first month following the death of the designated annuitant.

     3.5.     DETERMINATION OF BENEFIT

         Excess Retirement Benefit payments under this Article 3 shall be calculated in accordance with the rules, procedures, and assumptions utilized under the Retirement Income Plan or the Pension Plan, whichever is applicable. Thus, whenever it is necessary to determine whether one benefit is less than, equal to, or larger than another, or to determine the equivalent actuarial value of any benefit, whether or not such form of benefit is provided under this Plan, such determination shall be made, at the Administrator's discretion, by the Company's enrolled actuary, using mortality, interest and other assumptions normally used at the time in determining actuarial equivalence under the Retirement Income Plan or Pension Plan, whichever is applicable.

     3.6.     RELATIONSHIP TO OTHER PLANS

         The Excess Retirement Benefit payable under this Article 3 shall be in addition to any other benefits provided, directly or indirectly, to a Participant, Surviving Spouse or designated beneficiary by any Participating Company. Participation in the Plan shall not preclude or limit the participation of the Participant in any other benefit plan sponsored by a Participating Company for which such Participant would otherwise be eligible. The Excess Retirement Benefit payable to a Participant, Surviving Spouse or designated beneficiary under this Plan shall not duplicate benefits payable to such Participant, Surviving Spouse or designated beneficiary under any other plan or arrangement of a Participating Company or any Affiliated Corporation.




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                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       4.
                     MINIMUM RETIREMENT OR SURVIVOR BENEFITS

     4.1.     PARTICIPATION

         "Participant" for purposes of the Minimum Retirement Benefit under
Section 0 shall mean (1) an Officer or a former employee of a Participating Company who was an Officer on the last day of employment, if such individual is retired on a service pension under the Retirement Income Plan, (2) an Officer whose Term of Employment has been five years or more, is not Disabled, and who terminates employment on or after his or her sixty-second birthday.

         "Participant" for purposes of the Survivor Benefit under Section 0 shall mean an Officer, or a former employee of a Participating Company who was an Officer on the last day of employment, if such former employee (1) is Disabled or (2) is eligible to receive a Minimum Retirement Benefit under this
Article 4 of the Plan.

     4.2.     MINIMUM RETIREMENT BENEFIT

         A Participant shall be eligible to receive an annual minimum retirement benefit payable monthly, equal to 15% of the Participant's Annual Basic Pay on the last day the Participant was on the active payroll reduced by the sum of the following benefits received by the Participant which are attributable to the period for which benefits are provided under this Section 4.2: a service pension or deferred vested pension under the Retirement Income Plan or Pension Plan, an Excess Retirement Benefit under Article 3, a Mid-Career Pension Benefit under Appendix A, and by any other retirement income payments received by the Participant from his or her Participating Company or from a Successor or Predecessor Plan Sponsor. However, no reduction shall be made on account of any pension under the Retirement Income Plan at a rate greater than the rate of such pension on the date the Participant first received such pension after his or her retirement or other termination of employment, and no reduction shall be made on account of an Excess Retirement Benefit under Article 3, or a Mid-Career Pension Benefit under Appendix A, at a rate greater than the rate of such benefit, as of first date the Participant was entitled to receive such benefit after his or her retirement or other termination of employment.

     4.3.     SURVIVOR BENEFIT

         In the event of the death of a Participant, the Surviving Spouse or designated beneficiary of such Participant shall be eligible to receive an annual benefit, payable monthly, equal to 15 percent of the Participant's Annual Basic Pay on the last day the Participant was on the active payroll prior to his or her death reduced by the sum of the following benefits received by the Participant's Surviving Spouse or designated beneficiary on account of the death of the Participant and which are attributable to the period for which benefits are provided under this Section 4.3: an annuitant's pension under the Retirement Income Plan or Pension Plan, an annuitant's Excess Retirement Benefit under
Article 3, a Mid-Career Pension Benefit under Appendix A, and any other lifetime payments to such Surviving Spouse or designated beneficiary from the Participant's Participating Company or from any Successor Plan Sponsor. However, no reduction shall be made on account of an annuitant's pension under the Retirement

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                         AVAYA SUPPLEMENTAL PENSION PLAN


Income Plan, or on account of an annuitant's Excess Retirement Benefit under
Article 3 at a rate greater than (1) the rate of such pension or annuity on the date such pension or annuity was first payable in the case of the death of a Participant who is on the active payroll or (2) the rate of such pension or annuity on the date such pension or annuity first would have been payable had the Participant died on the day after the last day the Participant was on the active payroll in the case of the death of a Participant who is not on the active payroll.




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                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       5.
                                BENEFIT PAYMENTS

     5.1.     COMMENCEMENT AND FORM OF BENEFITS

         Any benefit provided under this Plan payable to a Participant, Surviving Spouse or designated beneficiary (i) shall commence at the same time,
(ii) shall be paid for as long as and (iii) shall be paid in the same benefit form as the Participant's, Surviving Spouse's or beneficiary's benefits are paid under the Retirement Income Plan or the Pension Plan, whichever is applicable, provided, however, that the Committee shall have the right to approve the Participant's election of the form of the Excess Retirement Benefit under
Article 3 payable to the Participant. In addition, the joint and survivor annuity benefit option form shall not be available to Participants eligible for a Mid-Career Pension Benefit under Appendix A for that portion of the benefit under this Plan.

     5.2.     FUTURE INCREASES

         If an amendment to the Retirement Income Plan in respect of a Participant who did not elect a lump sum payment under the Retirement Income Plan or to provide for an increase in the service pensions of previously retired employees or an increase in the survivor annuities payable under the Retirement Income Plan, then a Participant's, Surviving Spouse's or designated beneficiary's benefit under this Plan, as applicable, shall be increased pursuant to the same terms and conditions as are set forth in such Retirement Income Plan amendment, except that no such increase shall apply to the Surviving Spouse or designated beneficiary benefit related to a deceased Participant who had not terminated employment or died prior to the effective date of such amendment.

     5.3.     TREATMENT DURING SUBSEQUENT EMPLOYMENT

         Notwithstanding any other provision of the Plan, a Participant's employment or reemployment with any Participating Company or with any Interchange Company (if the Employee is covered by the applicable Interchange Agreement and, if applicable, has not waived coverage pursuant to the terms of the Interchange Agreement) subsequent to retirement or termination of employment with entitlement to a benefit under the Plan shall result in the permanent suspension of payment of such benefit to the Participant for the period of such employment or reemployment to the extent and in a manner consistent with the terms and conditions applicable to the suspension of benefit payments under the Retirement Income Plan or the Pension Plan, whichever is applicable. A Participant's benefit shall recommence simultaneously with the recommencement of his or her benefits under the Retirement Income Plan or the Pension Plan. The amount of the Participant's benefit upon recommencement shall be adjusted to reflect adjustments, if any, in the amount of the Participant's pension benefit under the Retirement Income Plan or the Pension Plan resulting from the period of reemployment. Following recommencement of payment, the Participant, Surviving Spouse or designated beneficiary shall not be eligible to receive any benefit payments that would otherwise have been payable but for the suspension.


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                         AVAYA SUPPLEMENTAL PENSION PLAN


     5.4.     MANDATORY PORTABILITY AGREEMENT

         A Participant (i) who is employed by an "Interchange Company," as that term is defined under the MPA, subsequent to retirement or termination of employment from the Company, its subsidiaries or any Affiliated Corporation,
(ii) who is covered under the terms and conditions of the MPA, and (iii) for whom assets and liabilities are transferred from the Retirement Income Plan or the Pension Plan, shall forfeit his rights to a benefit under the Plan, including the rights of the Participant's Surviving Spouse and beneficiaries to a benefit under this Plan.

     5.5.     FORFEITURE OF BENEFITS

         Notwithstanding any eligibility or entitlement to benefits of a Participant arising or conferred under any other provision or paragraph of this Plan, all benefits for which a Participant would otherwise be eligible hereunder shall be forfeited under the following circumstances:

         (a) (i) the Participant is discharged by a Participating Company for cause. For purposes of this Plan, cause shall mean:

                  (A) the Participant's conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude;

                  (B) gross omission or gross dereliction of any statutory or common law duty of loyalty to the Company.

                  (ii) determination by the Board or its delegate that the Participant engaged in misconduct in connection with the Participant's employment with a Participating Company or with any other entity of which the Company has an ownership interest; or

         (b) the Participant without the Company's consent both during and after termination for any reason of employment with a Participating Company, on behalf of any competitor of the Company (A) renders any service relating to (1) strategic planning, research and development, manufacturing, marketing, or selling with respect to any product, process, material or service which resembles, competes with, or is the same as a product, process, material or service of the Company about which such Participant gained any proprietary or confidential information or on which such Participant worked prior to his termination of employment, or (2) any actual or potential customer of the Company about whom the Participant gained any proprietary or confidential knowledge or with whom such Participant worked prior to his termination of employment; and (B) solicits or offers, or induces or encourages others to solicit or offer, employment to any employee of the Company, provided, however, that the portion of the Excess Retirement Benefit accrued prior to December 31, 1997 shall not be subject to the provisions of this Section 5.5(b).




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                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       6.
                      DISPOSITION OF PARTICIPATING COMPANY

     6.1.     SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING COMPANY

         (a) Subject to Section 10.1, in the event the Company sells, spins off, or otherwise disposes of a Subsidiary or an Affiliated Corporation, or disposes of all or substantially all of the assets of a Subsidiary or an Affiliated Corporation such that one or more Participants terminate employment for the purpose of accepting employment with the purchaser of such stock or assets, any person employed by such Subsidiary or Affiliated Corporation who ceases to be an employee as a result of the sale, spin-off, or disposition shall be deemed to have terminated his or her employment with a Participating Company and be eligible for a benefit under this Plan commencing at the same time as his or her benefit, if any, commences under the Retirement Income Plan or the Pension Plan.

         (b) Notwithstanding the foregoing provisions of this Section 6.1, and subject to Section 10.1, if, as part of the sale, spin-off, or other disposition of the stock or assets of a Subsidiary or Affiliated Corporation, the Subsidiary or Affiliated Corporation, its successor owner, or any other party agrees in writing to assume the liability for the payment of any of the benefits under this Plan to which the Participant, Surviving Spouse and/or designated beneficiary would have been entitled under the Plan but for such sale, spin-off, or other disposition, then the entitlement of the Participant, his or her Surviving Spouse or beneficiary to any such benefits under this Plan shall terminate. Any subsequent entitlement of the former Participant, his or her Surviving Spouse or beneficiary to such benefits shall be the sole responsibility of the assuming party.

         (c) Upon the assumption of the liability for the payment of an Excess Retirement Benefit or a Mid-Career Pension Benefit by Lucent Technologies Inc. pursuant to Section 7.1 of the Management Interchange Agreement or Section 3.1 of the Occupational Interchange Agreement, both dated as of April 8, 1996, between Lucent Technologies Inc. and Avaya, the entitlement of a Transition Individual (as defined in Section 1.38(a) or (d) of the Management Interchange Agreement or Section 1.30(a) or (d) of the Occupational Interchange Agreement), and/or his or her Surviving Spouse or Beneficiary, to an Excess Retirement Benefit or a Mid-Career Pension Benefit under this Plan shall terminate.

                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       7.
                                SOURCE OF PAYMENT

         7.1.     SOURCE OF PAYMENTS

         Benefits arising under this Plan and all costs, charges, and expenses relating thereto will be payable from the Company's general assets. The Company may, however, establish a trust to pay such benefits and related expenses, provided such trust does not cause the Plan to be "funded" within the meaning of ERISA. To the extent trust assets are available, they may be used to pay benefits arising under this Plan and all costs, charges, and expenses relating thereto. To the extent that the funds held in the trust, if any, are insufficient to pay such benefits, costs, charges and expenses, the Company shall pay such benefits, costs, charges, and expenses from its general assets.

         7.2.     UNFUNDED STATUS

         The Plan at all times shall be entirely unfunded for purposes of the Code and ERISA and no provision shall at any time be made with respect to segregating any assets of a Participating Company for payment of any benefits hereunder. Funds that may be invested through a trust described in Section 7.1 shall continue for all purposes to be part of the general assets of the Participating Company which invested the funds. The Plan constitutes a mere promise by the Company and the Participating Companies to make benefit payments, if any, in the future. No Participant, Surviving Spouse, beneficiary or any other person shall have any interest in any particular assets of a Participating Company by reason of the right to receive a benefit under the Plan and to the extent the Participant, Surviving Spouse, beneficiary or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Company.

         7.3.     FIDUCIARY RELATIONSHIP

         Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a trust or a fiduciary relationship between or among the Company, any other Participating Company, the Board, the Administrator, the Committee, any Participant, any Surviving Spouse, beneficiary or any other person, except as provided in Section 8.4.

                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       8.
                           ADMINISTRATION OF THE PLAN

         8.1.     ADMINISTRATION

         The Company shall be the "plan administrator" of the Plan as that term is defined in ERISA.

         8.2.     INDEMNIFICATION

         Neither the Administrator, any member of the Board or of the Committee, nor each other officer to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, shall be personally liable by reason of any contract or other instrument executed by such individual or on his or her behalf in his or her capacity as the Administrator or as a member of the Board or of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless the Administrator, each member of the Board, each member of the Committee, and each other employee or officer to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

         8.3.     CLAIMS PROCEDURE

         (a) All claims for benefit payments under the Plan shall be submitted in writing by the Participant, Surviving Spouse, Beneficiaries, or any individual duly authorized by them (Claimant for purposes of this Section 8.3), to the Administrator. The Administrator shall notify the Claimant in writing within 90 days after receipt as to whether the claim has been granted or denied. This period may be extended for up to an additional 90 days in unusual cases provided that written notice of the extension is furnished to the Claimant prior to the commencement of the extension. In the event the claim is denied, such notice shall (i) set forth the specific reasons for denial, (ii) make reference to the pertinent Plan provisions on which the denial is based, (iii) describe any additional material or information necessary before the Claimant's request may be acted upon, and (iv) explain the procedure for appealing the adverse determination.

         (b) Any Claimant whose claim for benefits has been denied, in whole or in part, may, within 60 days of receipt of any adverse benefit determination, appeal such denial to the Committee. All appeals shall be in the form of a written statement and shall (i) set forth all of the reasons in support of favorable action on the appeal, (ii) identify those provisions of the Plan upon which the Claimant is relying, and (iii) include copies of any other documents or materials which may support favorable consideration of the claim. The Committee shall decide the issues presented within 60 days after receipt of such request, but this period may be extended for up to an additional 60 days in unusual cases provided that written notice of the extension is furnished to the Claimant prior to the commencement of the extension. The decision of the Committee shall be set forth in writing, include specific reasons for the decision, refer to pertinent Plan provisions on which the decision is based, and shall be final and binding on all persons affected

                         AVAYA SUPPLEMENTAL PENSION PLAN


thereby.

         Any Claimant whose claim for benefits has been denied shall have such further rights of review as are provided in ERISA Section 503, and the Committee and Administrator shall retain such right, authority, and discretion as is provided in or not expressly limited by ERISA Section 503.

         (c) The Committee shall serve as the final review committee, under the Plan and ERISA, for the review of all appeals by Claimants whose initial claims for benefits have been denied, in whole or in part, by the Administrator. The Committee shall have the authority to determine conclusively for all parties any and all questions arising from administration of the Plan, and shall have sole and complete discretionary authority and control to manage the operation and administration of the Plan, including, but not limited to, authorizing disbursements according to the Plan, the determination of all questions relating to eligibility for participation and benefits, interpretation of all Plan provisions, determination of the amount and kind of benefits payable to any Participant, Surviving Spouse or Beneficiary, and the construction of disputed and doubtful terms. Such decisions by the Committee shall be conclusive and binding on all parties and not subject to further review.

         8.4.     NAMED FIDUCIARIES

         The Company, the Committee, the Pension Plan Administrator(s) and each Participating Company is each a named fiduciary as that term is used in ERISA with respect to the particular duties and responsibilities herein provided to be allocated to each of them.

         8.5.     ROLE OF THE COMMITTEE

         (a) The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to administer the Plan, except for powers herein granted or provided to be granted to others.

         (b) The procedures for the adoption of by-laws and rules of procedure and for the employment of a secretary and assistants shall be the same as are set forth in the Retirement Income Plan or the Pension Plan.

         8.6.     ALLOCATION OF RESPONSIBILITIES

         The Company may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms, including allocation of responsibilities to the Committee and the other Participating Companies. The Company and other named fiduciaries may designate in writing other persons to carry out their respective responsibilities under the Plan, and may employ persons to advise them with regard to any such responsibilities.

         8.7.     MULTIPLE CAPACITIES

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                       9.
                            AMENDMENT AND TERMINATION

         9.1.     AMENDMENT AND TERMINATION

         Pursuant to ERISA Section 402(b)(3), the Board or its delegate (acting pursuant to the Board's delegations of authority then in effect) may from time to time amend, suspend, or terminate the Plan at any time. Plan amendments may include, but are not limited to, elimination or reduction in the level or type of benefits provided prospectively to any class or classes of Participants (and any Surviving Spouse or designated beneficiary). Any and all Plan amendments may be made without the consent of any Participant, Surviving Spouse or designated beneficiary. Notwithstanding the foregoing, no such amendment, suspension, or termination shall retroactively impair or otherwise adversely affect the rights of any Participant, Surviving Spouse, beneficiary or other person to benefits under the Plan, the Retirement Income Plan or the Pension Plan which have arisen prior to the date of such action.

                         AVAYA SUPPLEMENTAL PENSION PLAN


                                     ARTICLE
                                      10.
                               GENERAL PROVISIONS

         10.1.    BINDING EFFECT

         The Plan shall be binding upon and inure to the benefit of each Participating Company and its successors and assigns, and to each Participant, his or her successors, designees, Beneficiaries, designated annuitants, and estate. The Plan shall also be binding upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Nothing in the Plan shall preclude the Company from merging or consolidating into or with, or transferring all or substantially all of its assets to, another corporation which assumes the Plan and all obligations of the Company hereunder. The Company agrees that it will make appropriate provision for the preservation of the rights of Participants, Surviving Spouses and beneficiaries under the Plan in any agreement or plan or reorganization into which it may enter to effect any merger, consolidation, reorganization, or transfer of assets. Upon such a merger, consolidation, reorganization, or transfer of assets, the term "Participating Company" shall refer to such other corporation and the Plan shall continue in full force and effect.

         10.2.    NO GUARANTEE OF EMPLOYMENT

         Neither the Plan nor any action taken hereunder shall be construed as
(i) a contract of employment or deemed to give any Participant the right to be retained in the employment of a Participating Company, the right to any level of compensation, or the right to future participation in the Plan; or (ii) affecting the right of a Participating Company to discharge or dismiss any Participant at any time.

         10.3.    TAX WITHHOLDING

         The Company or a Participating Company, as applicable, shall withhold all federal, state, local, or other taxes required by law to be withheld from all benefit payments under the Plan.

         10.4.    ASSIGNMENT OF BENEFITS

         No benefits under the Plan or any right or interest in such benefits shall be assignable or subject in any manner to anticipation, alienation, sale, transfer, claims of creditors, garnishment, pledge, execution, attachment or encumbrance of any kind, including, but not limited to, pursuant to any domestic relations order (within the meaning of ERISA Section 206(d)(3) and Code Section 414(p)(1)(B)) or judgment or claims for alimony, support, separate maintenance, and claims in bankruptcy proceedings, and any such attempted disposition shall be null and void.

         10.5.    FACILITY OF PAYMENT

         If the Administrator shall find that any person to whom any amount is or was payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment, or any part thereof, due to such person (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Administrator so directs the Company, be paid to the same person or institution that the benefit with respect to such person is paid or to be paid under the Retirement Income Plan or Pension Plan, if applicable, or the Participant's Lawful

                         AVAYA SUPPLEMENTAL PENSION PLAN


Spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be in complete discharge of the liability of the Company, the Board, the Committee, the Administrator, and the Participating Company therefor. If any payment to which a Participant, Surviving Spouse or beneficiary is entitled under this Plan is unclaimed or otherwise not subject to payment to the person or persons so entitled, such amounts representing such payment or payments shall be forfeited after a period of two years from the date the first such payment was payable and shall not escheat to any state or revert to any party; provided, however, that any such payment or payments shall be restored if any person otherwise entitled to such payment or payments makes a valid claim.

         10.6.    SEVERABILITY

         If any section, clause, phrase, provision, or portion of this Plan or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Plan and shall not affect the application of any section, clause, provision, or portion hereof to other persons or circumstances.

         10.7.    PLAN YEAR

         For purposes of administering the Plan, each plan year shall begin on January 1 and end on December 31.

         10.8.    HEADINGS

         The captions preceding the sections and articles hereof have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of the Plan.

         10.9.    GOVERNING LAW

         The Plan shall be governed by the laws of the State of New Jersey (other than its conflict of laws provisions) from time to time in effect, except to the extent such laws are preempted by the laws of the United States of America.

         10.10.   ENTIRE PLAN

         This written Plan document is the final and exclusive statement of the terms of this Plan, and any claim of right or entitlement under the Plan shall be determined in accordance with its provisions pursuant to the procedures described in Article 8. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to Section 9.1.



         IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this ___ day of ___________, 2000.

                         AVAYA SUPPLEMENTAL PENSION PLAN


         By:__________________________


         Attest:________________________

                         AVAYA SUPPLEMENTAL PENSION PLAN


                                    APPENDIX
                                       A.
                           MID-CAREER PENSION BENEFIT

         (A) PARTICIPATION

         An individual is a Participant for purposes of the Mid-Career Pension Benefit if (a) the individual was hired or rehired by a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under a predecessor plan) on or before July 16, 1997 and at age 35 or older, and (b) the individual was hired or rehired by a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) at D-band or above, and (c) the individual's Term of Employment includes at least one year of continuous employment for a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) at D-band or above, provided, however, that if an individual was hired or rehired by a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under a predecessor plan) on or after November 18, 1981, such continuous employment was on a full-time basis (as classified by the Company), and (d) the individual terminates employment at Executive level or above; provided that "Participant" shall be limited to Participants identified in the records of the Company as of December 31, 2000.

         "Executive level," formerly E-Level, E-band, Fifth level and SG-12 through SG-14, shall mean the level directly above Director level, formerly D-band, or any equivalent salary grade or level as determined by the Company.

         (B) ELIGIBILITY

         (1) EMPLOYEE

         The word "Employee" shall mean for purposes of the Mid-Career Pension Benefit a Participant, as defined above, (a) who was hired or rehired on or after November 18, 1981, and (b) who has completed a term of employment of at least five years, classified by the Company as full-time, for one or more Participating Companies (including, with respect to term of employment before October 1, 1996, with "Participating Companies" under a predecessor plan) at Executive level or above, prior to the last day of the month in which he or she reaches Normal Retirement Age, provided, however, that unless approved by the Board, or its delegate, an individual is not an Employee if:

         (i) the individual (ineligible to participate in this Plan because he or she was hired before age 35 and/or he or she was hired below D-band) terminates employment with a Participating Company, and is rehired by a Participating Company within one year of his or her termination of employment;

         (ii) the individual terminates employment with a company with which a Participating Company has an Interchange Agreement, and is hired by a Participating

                         AVAYA SUPPLEMENTAL PENSION PLAN


Company within one year of termination of employment, if the individual has not waived coverage pursuant to the terms of the applicable Interchange Agreement;

         (iii) the individual terminates employment with a company in which a Participating Company has an ownership interest, and is hired or rehired by a Participating Company within one year of termination of employment, unless he or she was a Participant in the Plan prior to employment with the Lucent non-Controlled Group company or the nonparticipating Controlled Group company; or

         (iv) the individual is employed by a company which is acquired by a Participating Company.

         (2) SERVICE AND DISABILITY BENEFIT

                  Any Employee shall be eligible for a service benefit or a disability benefit if he or she is eligible for a service or a disability pension pursuant to the Service-Based Provisions of the Retirement Income Plan, including an Employee who is eligible for a service pension as the result of a Transition Leave of Absence or a Transition to Retirement as set forth in the Retirement Income Plan.

         (3) DEFERRED BENEFIT

                  Any Employee is eligible for a deferred benefit if the Employee is vested under the Retirement Income Plan or the Pension Plan but is not eligible for either a service or a disability pension under the Service-Based Provisions of the Retirement Income Plan or under the Pension Plan.

         (C) CALCULATION OF MID-CAREER PENSION BENEFIT AMOUNT

                  The annual benefit amount will equal:

                  A x B x C

         Where:

                  A = Mid-Career Pension Credits;

                  B = One-half of the Retirement Income Plan Base Formula Multiplier; and

                  C = The sum of Average Base Period Compensation and Post-Base Period Compensation divided by total Term of Employment.

                  (I) MID-CAREER PENSION CREDITS

         For purposes of determining A above, "Mid-Career Pension Credits" is defined as:

         (i) For those employees hired or rehired at Executive level or above, and all of whose Term of Employment is at Executive level or above, Mid-Career Pension Credits is the difference between 35 years and the Term of Employment that could accrue if the employee

                         AVAYA SUPPLEMENTAL PENSION PLAN


worked to the later of Normal Retirement Age, retirement or termination of employment, provided that the Mid-Career Pension Credits shall not exceed the actual Term of Employment and shall not include any part-time service if the employee was hired by the Company on or after November 18, 1981.

         (ii) For those employees hired or rehired at D-band or above, and whose Term of Employment includes service at D-band or below, Mid-Career Pension Credits is computed by multiplying the employee's Mid-Career Pension Credits as defined in (i) above, by a fraction, the numerator of which shall be the number of years and months of service completed with a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under any predecessor plan) at Executive level and above, and the denominator of which shall be the actual Term of Employment at termination of employment, provided, however, that for any Transferred Individual on the active roll of AT&T as of August 29, 1991, his or her benefit under this Plan shall equal the greater of the benefit calculated under the definition of Mid-Career Pension Credits in this subsection (ii) as of the Transferred Individual's retirement or termination of employment or the benefit accrued under a predecessor plan as of August 29, 1991;

                  (II) RETIREMENT INCOME PLAN BASE FORMULA MULTIPLIER

         For purposes of determining B above, the "Management Plan Base Formula Multiplier" shall be the numerical percentage which is multiplied by the Employee's average annual Compensation for the Base Period, in the calculation of the Employee's accrued pension benefit under the Retirement Income Plan.

         "Base Period" shall mean the pay base averaging period used to calculate the Employee's benefit under the Retirement Income Plan.

                  (III) AVERAGE BASE PERIOD COMPENSATION

         For purposes of determining C above, "Average Base Period Compensation" shall be the Employee's average annual Compensation for the Base Period used in the calculation of the Employee's accrued benefit under the Retirement Income Plan, except that for purposes of determining the benefit amount hereunder, the Compensation Limitation shall be disregarded and the amount of the Short Term Award and any salary deferrals made under the Avaya Deferred Compensation Plan shall be included in Compensation.

                  (IV) POST-BASE PERIOD COMPENSATION

         For purposes of determining C above, "Post-Base Period Compensation" shall be the Employee's Compensation after the Base Period used in the calculation of the Employee's accrued benefit under the Retirement Income Plan, except that for purposes of determining the benefit amount hereunder, the Compensation Limitation shall be disregarded and the amount of the Short Term Award and any salary deferrals made under the Avaya Deferred Compensation Plan shall be included in Compensation.